UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2022
Hallador Energy Company
(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed October 21, 2022 (the “Initial 8-K”) by Hallador Energy Company ("Hallador") to include the historical carve-out financial statements of the Merom Generating Station of Hoosier Energy Rural Electric Cooperative, Inc. ("Hoosier") and certain pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Pursuant to the requirements of Item 9.01 of Form 8-K, Hallador hereby amends Item 9.01 of the Initial 8-K to include historical carve-out financial information of Hoosier's Merom Generating Station and pro forma financial information.  This Amendment No. 1 on Form 8-K/A should be read in conjunction with the Initial 8-K. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and Hallador has not updated any information therein to reflect events that have occurred since the date of the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

●
The historical audited carve-out financial statements and related notes of Hoosier's Merom Generating Station for the years ended December 31, 2021 and 2020, which are included in Exhibit 99.2 to this Form 8-K/A, and incorporated by reference herein.

●
The historical unaudited carve-out financial statements and related notes of Hoosier's Merom Generating Station as of  and for the six months ended June 30, 2022, which are included in Exhibit 99.3 to this Form 8-K/A,  and incorporated by reference herein.

(b)         Pro Forma Financial Information.

●
The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2022 and for the year ended December 31, 2021, are attached as Exhibit 99.1 to this Form 8-K/A.

The Unaudited Pro Forma Condensed Combined Statements of Operations combine the historical condensed consolidated statements of operations of Hallador and the historical carve-out statements of operations and comprehensive income of Hoosier's Merom Generating Station. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical condensed consolidated balance sheet of Hallador and the historical carve-out balance sheet of Hoosier's Merom Generating Station.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2022 and for the year ended December 31, 2021
99.2	Historical audited carve-out financial statements and related notes of Hoosier's Merom Generating Station for the years ended December 31, 2021 and 2020
99.3	Historical unaudited carve-out financial statements and related notes of Hoosier's Merom Generating Station as of and for the six months ended June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLADOR ENERGY COMPANY

Date: January 6, 2022	By:	/s/ Lawrence D. Martin
		Name:	Lawrence D. Martin
		Title:	CFO